UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009 (October 15, 2009)

Ampal-American Israel Corporation
(Exact name of registrant as specified in its charter)

New York	0-538	13-0435685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

555 Madison Avenue
New York, NY, USA	10022
(Address of principal executive offices)	(Zip Code)

(866) 447-8636
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On October 15, 2009, Eitan Haber notified Ampal-American Israel Corporation (the “Company”) that he will not be standing for re-election to the Board of Directors of the Company at the annual meeting of shareholders of the Company to be held on November 9, 2009 (the “2009 Annual Meeting”), but will serve the remainder of his term which will expire on the date of the 2009 Annual Meeting. To the knowledge of the executive officers of the Company, Mr. Haber’s decision not to stand for re-election is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2009	AMPAL-AMERICAN ISRAEL CORPORATION By: /s/ Yoram Firon —————————————— Yoram Firon Vice President - Investments and Corporate Affairs

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